UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03310

Name of Fund: Retirement Reserves Money Fund of Retirement Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money

            Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2018

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

Retirement Series Trust

➢	Retirement Reserves Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the Six-Month Period Ended October 31, 2017

At the Federal Open Market Committee’s (“FOMC”) June 14, 2017 meeting, the FOMC delivered their third consecutive quarterly 0.25% interest rate increase. While there had been moderate weakness in inflation, the FOMC stated that they believed this to be transitory, while the unemployment rate has declined amidst moderately improving economic activity.

Leading into September, the nonfarm payrolls report was expected to be weak due to the number of devastating storms in the United States, but the 33,000 decline was well below the expected increase of 80,000. On the other hand, other components of the labor market report were largely positive, particularly the solid annual increase in average hourly earnings (2.9% versus an expected 2.5%, with the prior month revised up 0.2% to 2.7%). In addition, the unemployment rate fell to 4.2% from 4.4%, and the participation rate also nudged higher. While the FOMC did not deliver another rate increase at their September 21, 2017 meeting, the announcement that their balance sheet normalization policy would commence in October was largely in line with market expectations.

With two more jobs reports scheduled to be released before the December 13, 2017 meeting, the FOMC should have a clearer picture of underlying labor market trends. In regards to inflation — the other component of the FOMC’s mandate — Core Personal Consumption Expenditures for September was in line with expectations at 1.3% on a year-over-year basis (well below the FOMC’s 2% target). At the beginning of October, the House passed the Senate’s 2018 Budget in time to avoid a government shutdown and alleviate potential market disruption.

Yield spreads remained in a tight range in October, and the slope of the London Inter-Bank Offered Rate (“LIBOR”) curve between one and three months continued to be relatively narrow despite the optimistic outlook for interest rates reflected in the FOMC’s updated Summary of Economic Projections. Specifically, the so-called “dot plot” released in conjunction with the September meeting suggested that a 0.25% rate hike in December remains on the table, while an additional three hikes were projected for 2018.

On November 2, 2017, the appointment of the next Federal Reserve Chair was announced by President Trump. Current Chair Janet Yellen, whose term expires in February, will be stepping down and Fed governor Jerome Powell will take over. It is believed that financial regulation could be reduced to varying degrees by the Chair who succeeds Yellen.

Given our expectations for a continued normalization in interest rates and in light of issuers’ funding needs, we expect demand to center on floating rate notes. We anticipate a continued gradual removal of monetary accommodation, with longer-dated investments generally limited to those priced on a breakeven basis for a relatively high probability of a hike in December. As has been the case throughout this tightening cycle, the LIBOR curve will likely be slow to price in additional hikes. Looking ahead, the Treasury’s quarterly refunding statement confirms our outlook for a material increase in Treasury bill supply in 2018 (as part of an overall plan to finance an expected increase in the deficit and the winding down of the Fed’s balance sheet).

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of October 31, 2017	Retirement Reserves Money Fund

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Class I	0.37%	0.37%
Class II	0.42%	0.42%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

PORTFOLIO COMPOSITION

Percent of Net Assets
U.S. Government Sponsored Agency Obligations	51%
Repurchase Agreements	44
U.S. Treasury Obligations	10
Liabilities in Excess of Other Assets	(5)
Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2017 and held through October 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Class I	$1,000.00	$1,001.40	$3.78	$1,000.00	$1,021.42	$3.82	0.75%
Class II	$1,000.00	$1,001.60	$3.58	$1,000.00	$1,021.63	$3.62	0.71%

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

FUND INFORMATION	5

Schedule of Investments (unaudited) October 31, 2017	Retirement Reserves Money Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations
Fannie Mae, 0.88%, 3/28/18-5/21/18	$11,100	$11,084,449
Federal Farm Credit Bank Variable Rate Notes(a):
(1 mo. LIBOR US + 0.07%), 1.31%, 11/20/17	10,000	9,999,972
(1 mo. LIBOR US + 0.03%), 1.27%, 11/22/17	9,000	8,999,945
(1 mo. LIBOR US + 0.13%), 1.36%, 12/04/17	15,000	15,000,000
(3 mo. LIBOR US - 0.08%), 1.28%, 1/23/18	3,745	3,745,009
(1 mo. LIBOR US + 0.18%), 1.41%, 4/04/18	5,000	4,999,786
(1 mo. LIBOR US + 0.20%), 1.44%, 6/18/18	5,325	5,325,351
Federal Home Loan Bank, 0.88%, 03/19/18	15,500	15,483,375
Federal Home Loan Bank Discount Notes(b):
1.04%, 11/01/17	9,305	9,304,732
1.00%, 11/02/17	3,805	3,804,791
1.03%, 11/08/17-11/09/17	20,560	20,555,046
1.05%, 11/15/17-1/02/18	17,855	17,837,242
1.11%, 12/15/17-1/22/18	11,400	11,378,055
1.15%, 12/29/17	5,500	5,489,724
1.08%, 1/04/18	7,465	7,450,443
1.06%, 1/08/18	3,280	3,273,368
1.09%, 1/10/18-2/16/18	27,480	27,410,124
1.14%, 1/19/18-2/14/18	27,540	27,460,693
1.13%, 1/31/18-3/02/18	42,775	42,635,780
1.18%, 3/21/18	6,545	6,514,879
1.19%, 3/23/18	6,655	6,623,860
Federal Home Loan Bank Variable Rate Notes(a):
(3 mo. LIBOR US - 0.12%), 1.19%, 11/02/17	5,765	5,765,000
(3 mo. LIBOR US - 0.06%), 1.31%, 1/26/18	5,000	5,000,000
(3 mo. LIBOR US - 0.33%), 0.99%, 3/13/18	8,680	8,680,000
(1 mo. LIBOR US - 0.14%), 1.10%, 4/13/18-6/05/18	24,560	24,560,000
(1 mo. LIBOR US - 0.15%), 1.09%, 4/17/18	8,005	8,005,000
(3 mo. LIBOR US - 0.35%), 0.96%, 5/09/18	4,000	4,000,000
(3 mo. LIBOR US - 0.16%), 1.16%, 5/30/18	7,345	7,345,000
(1 mo. LIBOR US - 0.04%), 1.20%, 7/09/18	10,000	10,000,000

Security	Par (000)	Value
Federal Home Loan Bank Variable Rate Notes(a) (continued):
(1 mo. LIBOR US - 0.12%), 1.12%, 10/03/18	$6,500	$6,500,000
(1 mo. LIBOR US - 0.10%), 1.14%, 11/01/18-11/02/18	20,000	20,000,000
(1 mo. LIBOR US - 0.09%), 1.15%, 11/08/18-1/25/19	14,260	14,260,000
(3 mo. LIBOR US - 0.16%), 1.17%, 6/20/19	6,245	6,245,000
Freddie Mac Discount Notes, 1.10%, 02/16/18(b)	1,710	1,704,408

Total U.S. Government Sponsored Agency Obligations — 50.8%		386,441,032

U.S. Treasury Obligations — 10.1%
U.S. Treasury Bills(b):
1.20%, 3/22/18	4,425	4,404,404
1.19%, 3/29/18	32,070	31,914,701
1.21%, 4/05/18	21,270	21,160,373
1.29%, 5/03/18	10,000	9,936,300
U.S. Treasury Notes:
1.00%, 2/15/18	5,670	5,671,228
0.75%, 2/28/18	3,790	3,785,523

Total U.S. Treasury Obligations — 10.1%		76,872,529

Total Repurchase Agreements — 43.9%		333,600,000

Total Investments — 104.8% (Cost — $796,913,561*)		796,913,561
Liabilities in Excess of Other Assets — (4.8)%		(36,822,879)

Net Assets — 100.0%		$760,090,682

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.
(a)	Floating rate security. Rate shown is the rate in effect as of period end.
(b)	Rates are discount rates or a range of discount rates paid at the time of purchase.

See notes to financial statements.

Repurchase Agreements

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position Received, at value
BNP Paribas Securities Corp.	1.05%	10/31/17	11/01/17	16,000	$16,000	16,000,467	U.S. Treasury Obligation, 0.00%, due 3/22/18	16,397,600	$16,320,089
BNP Paribas Securities Corp.(a)	1.04	10/31/17	11/07/17	7,000	7,000	7,001,416	U.S. Treasury Obligations, 0.00% to 3.38%, due 8/15/18 to 11/15/45	8,468,546	7,140,000

Total BNP Paribas Securities Corp.					$23,000				$23,460,089

Goldman Sachs & Co.	1.12	10/26/17	11/02/17	12,500	12,500	12,502,722	U.S. Treasury Obligation and U.S. Government Sponsored Agency Obligations, 3.00% to 5.00%, due 2/20/34 to 10/15/52	12,905,254	12,750,000
HSBC Securities (USA), Inc.	1.03	10/25/17	11/01/17	6,500	6,500	6,501,302	U.S. Treasury Obligation, 1.75%, due 5/15/23	6,695,000	6,632,982
HSBC Securities (USA), Inc.	1.04	10/31/17	11/07/17	4,100	4,100	4,100,829	U.S. Treasury Obligation, 1.75%, due 5/15/23	4,225,000	4,185,862

Total HSBC Securities (USA), Inc.					$10,600				$10,818,844

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2017	Retirement Reserves Money Fund (Percentages shown are based on Net Assets)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Position Received, at value
J.P. Morgan Securities LLC(a)	1.41%	10/31/17	12/05/17	22,000	$22,000	22,030,158	U.S. Government Sponsored Agency Obligations, 3.00% to 5.00%, due 6/01/19 to 9/01/47	31,738,992	$22,662,652
J.P. Morgan Securities LLC	1.05	10/31/17	11/01/17	55,000	55,000	55,001,604	U.S. Treasury Obligations, 0.00% to 0.88%, due 1/18/18 to 6/15/19	56,303,000	56,102,286

Total J.P. Morgan Securities LLC					$77,000				$78,764,938

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.05	10/31/17	11/01/17	55,000	55,000	55,001,604	U.S. Treasury Obligations, 0.88% to 1.50%, due 5/31/18 to 3/31/23	57,226,800	56,100,014
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.07	10/31/17	11/01/17	40,000	40,000	40,001,189	U.S. Government Sponsored Agency Obligation, 3.50%, due 5/20/46	49,073,250	40,800,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.14	10/26/17	11/02/17	11,500	11,500	11,502,549	U.S. Government Sponsored Agency Obligation, 4.50%, due 10/20/62	14,791,906	11,730,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$106,500				$108,630,014

Mizuho Securities USA, Inc.	1.06	10/31/17	11/01/17	20,000	20,000	20,000,589	U.S. Treasury Obligations, 1.50% to 2.00%, due 5/31/19 to 7/31/22	20,291,700	20,400,083
RBC Capital Markets LLC	1.03	10/31/17	11/01/17	5,000	5,000	5,000,143	U.S. Treasury Obligations, 2.00%, due 4/30/24	5,124,600	5,100,069
RBC Capital Markets LLC	1.04	10/31/17	11/01/17	18,000	18,000	18,000,520	U.S. Government Sponsored Agency Obligations, 3.00% to 4.82%, due 5/15/41 to 10/01/47	18,853,616	18,542,151

Total RBC Capital Markets LLC					$23,000				$23,642,220

TD Securities (USA) LLC	1.05	10/31/17	11/01/17	50,000	50,000	50,001,458	U.S. Treasury Obligations, 1.75% to 2.00%, due 8/31/21 to 9/30/22	50,673,600	51,000,060
TD Securities (USA) LLC	1.06	10/31/17	11/01/17	5,000	5,000	5,000,147	U.S. Treasury Obligation, 1.88%, due 7/31/22	5,102,800	5,100,032

Total TD Securities (USA) LLC					$55,000				$56,100,092

Wells Fargo Securities LLC	1.06	10/27/17	11/03/17	6,000	6,000	6,001,237	U.S. Government Sponsored Agency Obligations, 3.50% to 4.00%, due 9/01/32 to 11/01/47	5,933,796	6,180,000

					$333,600				$340,746,280

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$796,913,561	$—	$796,913,561

(a)	See above Schedule of Investments for values in each security type.

During the six months ended October 31, 2017, there were no transfers between levels.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

October 31, 2017

Retirement Reserves Money Fund

ASSETS
Investments at value — unaffiliated (cost — $463,313,561)	$463,313,561
Repurchase agreements, at value (cost — $333,600,000)	333,600,000
Cash	784,063
Interest receivable — unaffiliated	215,211
Prepaid expenses	53,972

Total assets	797,966,807

LIABILITIES
Payables:
Investments purchased	33,283,654
Capital shares redeemed	3,963,702
Investment advisory fees	325,747
Transfer agent fees	177,550
Other accrued expenses	119,666
Officer’s and Trustees’ fees	3,083
Other affiliates	2,705
Income dividends	17
Distribution fees	1

Total liabilities	37,876,125

NET ASSETS	$760,090,682

NET ASSETS CONSIST OF
Paid-in capital	$760,088,507
Accumulated net realized gain	2,175

NET ASSETS	$760,090,682

NET ASSET VALUE
Class I — Based on net assets of $735,451,752 and 735,449,642 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $24,638,930 and 24,638,865 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See notes to financial statements.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended October 31, 2017

Retirement Reserves Money Fund

INVESTMENT INCOME
Interest — unaffiliated	$4,168,727

EXPENSES
Investment advisory	2,030,248
Service and distribution — class specific	24,338
Transfer agent — class specific	805,837
Registration	53,648
Accounting services	37,149
Professional	35,474
Custodian	33,359
Printing	16,051
Officer and Trustees	12,105
Miscellaneous	9,945

Total expenses	3,058,154
Less:
Service and distribution fees waived — class specific	(24,338)

Total expenses after fees waived	3,033,816

Net investment income	1,134,911

REALIZED GAIN (LOSS)
Net realized gain from investments	938

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,135,849

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Changes in Net Assets

	Retirement Reserves Money Fund
	Six Months Ended 10/31/17 (Unaudited)	Year Ended 04/30/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income	$1,134,911	$114,489
Net realized gain	938	3,204

Net increase in net assets resulting from operations	1,135,849	117,693

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class I	(1,095,592)	(111,932)
Class II	(39,319)	(2,557)
From net realized gain:
Class I	—	(17,214)
Class II	—	(576)

Decrease in net assets resulting from distributions to shareholders	(1,134,911)	(132,279)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(98,934,891)	(117,043,468)

NET ASSETS
Total decrease in net assets	(98,933,953)	(117,058,054)
Beginning of period	859,024,635	976,082,689

End of period	$760,090,682	$859,024,635

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	Retirement Reserves Money Fund
	Class I
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017	2016		2015		2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0014		0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0001		0.0000	(a)	0.0000	(a)

Net increase (decrease) from investment operations	0.0014		0.0002	0.0000		0.0001		0.0000		0.0000

Distributions:(b)
From net investment income	(0.0014)		(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0001)	(0.0000	)(c)	(0.0001)		(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0014)		(0.0002)	(0.0000)		(0.0001)		(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.14	%(e)	0.02%	0.00%		0.01%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.75	%(f)	0.74%	0.74%		0.70%		0.65%		0.63%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.50%	0.29%		0.23%		0.23%		0.29%

Net investment income	0.28	%(f)	0.01%	0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$735,452		$834,491	$949,811		$1,165,784		$1,474,106		$1,747,331

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	Retirement Reserves Money Fund
	Class II
	Six Months Ended 10/31/17 (Unaudited)		Year Ended April 30,
			2017		2016		2015		2014		2013
Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0016		0.0001		0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0001		0.0000	(a)	0.0000	(a)

Net increase (decrease) from investment operations	0.0016		0.0001		0.0000		0.0001		0.0000		0.0000

Distributions:(b)
From net investment income	(0.0016)		(0.0001)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0000	)(c)	(0.0000	)(c)

Total distributions	(0.0016)		(0.0001)		(0.0000)		(0.0001)		(0.0000)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.16	%(e)	0.01%		0.00%		0.01%		0.00%		0.00%

Ratios to Average Net Assets
Total expenses	0.91	%(f)	0.90%		0.90%		0.87%		0.85%		0.87%

Total expenses after fees waived and/or reimbursed	0.71	%(f)	0.51%		0.30%		0.23%		0.23%		0.29%

Net investment income	0.32	%(f)	0.01%		0.00%		0.00%		0.00%		0.00%

Supplemental Data
Net assets, end of period (000)	$24,639		$24,534		$26,271		$31,940		$31,845		$37,788

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION:

Retirement Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Retirement Reserves Money Fund (the “Fund”) is a series of the Trust. The Trust is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. At the present time, the Fund is the only series offered. The Fund is classified as diversified. The Trust is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

•	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450%
$2 Billion — $3 Billion	0.400%
$3 Billion — $4 Billion	0.375%
$4 Billion — $7 Billion	0.350%
$7 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
Greater than $15 Billion	0.290%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended October 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Class I	Class II	Total
—	$24,338	$24,338

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the six months ended October 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class I	Class II	Total
$786,658	$19,179	$805,837

Expense Waivers: The Fund’s distributor has contractually agreed to waive the 0.20% distribution fee for Class II through August 31, 2018.

The Manager and BRIL voluntarily agreed to waive a portion of their service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as service and distribution fees waived — class specific. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

Class specific service and distribution fee waivers are as follows:

	Class I	Class II	Total
Amounts waived	—	$24,338	$24,338

For the six months ended October 31, 2017, the Fund reimbursed the Manager $4,881 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6.	INCOME TAX INFORMATION:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

8.	CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share

	Six Months Ended 10/31/17	Year Ended 04/30/17
Class I
Shares sold	315,226,222	1,015,030,894
Shares issued in reinvestment of distributions	1,100,764	120,964
Shares redeemed	(415,367,084)	(1,130,457,923)

Net decrease	(99,040,098)	(115,306,065)

Class II
Shares sold	34,181,781	71,540,367
Shares issued in reinvestment of distributions	39,252	2,892
Shares redeemed	(34,115,826)	(73,280,662)

Net increase (decrease)	105,207	(1,737,403)

Total Net Decrease	(98,934,891)	(117,043,468)

9.	SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Retirement Series Trust (the “Trust”) met in person on April 20, 2017 (the “April Meeting”) and May 24-25, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of Retirement Reserves Money Fund, a series of the Trust (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge(a); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	17

Disclosure of Investment Advisory Agreement  (continued)

performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the third quartile against its Broadridge Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Broadridge Performance Universe peer median for the one-, three-, and five-year periods. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years. The Board noted that effective January 4, 2016 the Fund had undergone a change in its investment strategy.

The quartile standing of the Fund in its Broadridge peer group takes into account the Fund’s current yield only. BlackRock has reviewed with the Board that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	19

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee and President

John M. Perlowski, Trustee and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Financial Data Services, LLC
Wilmington, DE 19809	Jacksonville, FL 32246

Accounting Agent and Custodian	Distributor
State Street Bank and Trust Company	BlackRock Investments, LLC
Boston, MA 02111	New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	21

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RETRES-10/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Retirement Reserves Money Fund of Retirement Series Trust

Date: January 5, 2018

4